Exhibit 99.1

March 6, 2008

United States Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street N.W.

Washington, D.C. 20549

U.S.A.

To Whom It May Concern:

Re: Stellar Pharmaceuticals Inc.

This is to confirm that Mintz & Partners, LLP (having merged effective January 29, 2008 with Deloitte & Touche LLP) confirms that it agrees with  the disclosure contained in the report of Stellar Pharmaceuticals Inc. filed on Form 8-k entitled  “Changes in Registrant’s Certifying Accountant”.

Yours very truly,

/s/ MINTZ & PARTNERS LLP

A Pre-decessor firm to Deloitte & Touche LLP
Per: Allan Cheskes, C.A.
Partner

Direct Line: 416-644-4381
Direct Fax: 416-644-4382
E-Mail: allan_cheskes@mintzca.com